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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 2, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC2)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    333-72647                13-3439681
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


390 Greenwich Street, 4th Floor
New York, New York                                               10013
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 (Address of Principal                                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 723-6391
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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.             Description
-----------             -----------             -----------

1                       5.1                     Opinion and Consent of
                                                   Thacher Proffitt & Wood.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By:  /s/ Vincent J. Varca
                                          ---------------------------------
                                       Name:    Vincent J. Varca
                                       Title:   Assistant Vice President


Dated:  March 29, 1999




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                                  EXHIBIT INDEX


                    Item 601(a) of
Exhibit             Regulation S-K
Number              Exhibit No.                Descriptrion
------              -----------                ------------

  1                 5.1                        Opinion and Consent of Counsel